UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2026
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STRIVE, INC.
(Exact name of Registrant as Specified in Its Charter)
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Nevada	001-41612	88-1293236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct., Suite 1400, Dallas, Texas 75201
(Address of principal executive offices and zip code)
Registrant’s Telephone Number, Including Area Code: (855) 427-7360
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.
On June 5, 2026, the Company filed (i) a Certificate of Amendment (the “Certificate of Amendment”), effective on June 5, 2026, to the Certificate of Designation filed on November 7, 2025 and effective on November 10, 2025, as amended by the Certificate of Amendment to Designation filed on December 9, 2025, relating to our Variable Rate Series A Perpetual Preferred Stock, par value $0.001 per share (the “SATA Stock”) and (ii) a Certificate of Amendment (together with the Certificate of Amendment, the “Certificates of Amendment”), effective on June 15, 2026 at 12:01 am Pacific Time, to the Amended and Restated Certificate of Designation, filed on May 13, 2026, and effective on June 15, 2026 at 12:01 am Pacific Time, relating to the SATA Stock, such Certificates of Amendment to collectively certify the authorization to increase the number of authorized shares of its SATA Stock to 40,000,000 shares.
The foregoing description of the Certificates of Amendment is not complete and is qualified in its entirety by reference to the full text of such certificates, copies of which are filed herewith as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 8.01. Other Events.
As previously disclosed, on September 15, 2025, Strive, Inc., a Nevada corporation (the “Company”), entered into a Controlled Equity OfferingSM Sales Agreement (the “ASST Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”), relating to the sale of shares of our Class A common stock, par value $0.001 per share (the “Common Stock” and together with the SATA Stock, the “Shares”).
On June 5, 2026, the Company, Cantor and Barclays Capital Inc., Clear Street LLC, The Benchmark Company, LLC, StoneX Financial Inc., B. Riley Securities, Inc., Maxim Group LLC and H.C. Wainwright & Co., LLC (together, with Cantor, the “ASST Agents”) amended and restated the ASST Sales Agreement (as amended and restated, the “A&R ASST Sales Agreement”), pursuant to which, from time to time, the Company may offer and sell through the ASST Agents, as sales agents, up to $2.55 billion of Common Stock, pursuant to one or more “at the market” offerings.
The offer and sale of the Common Stock is being made pursuant to the Automatic Shelf Registration Statement and the related prospectus, as supplemented by the prospectus supplement (the “ASST Prospectus Supplement”) dated June 5, 2026.
Additionally, as previously disclosed, on December 9, 2025, the Company, entered into a Controlled Equity OfferingSM Sales Agreement (the “SATA Sales Agreement”) with Cantor Fitzgerald & Co., Barclays Capital Inc. and Clear Street LLC (collectively, the “Original SATA Agents”), relating to the sale of shares of our Variable Rate Series A Perpetual Preferred Stock, par value $0.001 per share (the “SATA Stock” and together with the Common Stock, the “Shares”).
On June 5, 2026, the Company, the Original SATA Agents and The Benchmark Company, LLC, StoneX Financial Inc., B. Riley Securities, Inc., Maxim Group LLC and H.C. Wainwright & Co., LLC (together, with the Original SATA Agents, the “SATA Agents”) amended and restated the SATA Sales Agreement (as amended and restated, the “A&R SATA Sales Agreement”, and together with the A&R ASST Sales Agreement, the “A&R Sales Agreements”), pursuant to which, from time to time, the Company may offer and sell through the SATA Agents, as sales agents, up to $2.6 billion of SATA Stock, pursuant to one or more “at the market” offerings.
The offer and sale of the SATA Stock is being made pursuant to the Automatic Shelf Registration Statement and the related prospectus, as supplemented by the prospectus supplement (the “SATA Prospectus Supplement”) dated December 9, 2025 and Amendment No. 1 to the SATA Prospectus Supplement dated June 5, 2026 filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended.
The foregoing description of the A&R Sales Agreements is only a summary and is qualified in its entirety by reference to the full text of the A&R Sales Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
The legal opinions of Brownstein Hyatt Farber Schreck, LLP relating to the validity of the Shares being offered pursuant to the ASST Prospectus Supplement and to Amendment No. 1 to the SATA Prospectus Supplement under Nevada law are filed as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares as discussed herein, nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Designation relating to the SATA Stock, as filed with the Nevada Secretary of State on June 5, 2026

3.2	Certificate of Amendment to Amended and Restated Certificate of Designation relating to the SATA Stock, as filed with the Nevada Secretary of State on June 5, 2026

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP

5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP

10.1
Amended and Restated Controlled Equity OfferingSM Sales Agreement, dated June 5, 2026, by and between Strive, Inc. and Cantor Fitzgerald & Co., Barclays Capital Inc., Clear Street LLC, The Benchmark Company, LLC, StoneX Financial Inc., B. Riley Securities, Inc., Maxim Group LLC and H.C. Wainwright & Co., LLC

10.2
Amended and Restated Controlled Equity OfferingSM Sales Agreement, dated June 5, 2026, by and between Strive, Inc. and Cantor Fitzgerald & Co., Barclays Capital Inc., Clear Street LLC, The Benchmark Company, LLC, StoneX Financial Inc., B. Riley Securities, Inc., Maxim Group LLC and H.C. Wainwright & Co., LLC

23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibits 5.1 and 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strive, Inc.

Date:	June 5, 2026	By:	/s/ Matthew Cole
Matthew Cole
Chief Executive Officer